UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-03336

Exact name of registrant as specified in charter:	Prudential Jennison Blend Fund, Inc.

Address of principal executive offices:	Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
Gateway Center 3,
100 Mulberry Street,
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	8/31/2011

Date of reporting period:	8/31/2011

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS»MUTUAL FUNDS

PRUDENTIAL JENNISON BLEND FUND, INC.

ANNUAL REPORT • AUGUST 31, 2011

Fund Type

Large, mid & small cap stock

Objective

Long-term growth of capital

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Prudential Investments, Prudential, Jennison, the Prudential logo, and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

October 14, 2011

Dear Shareholder:

We hope you find the annual report for the Prudential Jennison Blend Fund, Inc. informative and useful. Because of ongoing market volatility, we understand that this is a difficult time to be an investor. While it is impossible to predict what the future holds, we continue to believe a prudent response to uncertainty is to maintain a diversified portfolio, including stock and bond mutual funds consistent with your tolerance for risk, time horizon, and financial goals.

A diversified asset allocation offers two potential advantages: It limits your exposure to any particular asset class; plus it provides a better opportunity to invest some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. Keep in mind that diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

Prudential Investments® provides a wide range of mutual funds to choose from that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of Prudential Financial’s affiliated asset managers. Most of Prudential Investments’ equity funds are advised by Jennison Associates LLC, Quantitative Management Associates LLC (QMA), or Prudential Real Estate Investors. Prudential Investment Management, Inc. (PIM) advises the Prudential Investments fixed income and money market funds through its Prudential Fixed Income unit. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies. Prudential Real Estate Investors is a unit of PIM.

Thank you for choosing the Prudential Investments family of mutual funds.

Sincerely,

Judy A. Rice, President

Prudential Jennison Blend Fund, Inc.

Prudential Jennison Blend Fund, Inc.	1

Your Fund’s Performance

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares). Gross operating expenses: Class A, 1.00%; Class B, 1.70%; Class C, 1.70%; Class Z, 0.70%. Net operating expenses: Class A, 1.00%; Class B, 1.70%; Class C, 1.70%; Class Z, 0.70%.

Cumulative Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years
Class A	19.82%	12.50%	51.42%
Class B	19.04	8.53	40.61
Class C	18.95	8.47	40.62
Class Z	20.22	14.12	55.45
Russell 3000® Index	19.30	5.83	39.18
S&P 500 Index	18.48	3.98	30.51
Russell 1000® Index	19.06	5.68	36.53
Lipper Multi-Cap Core Funds Avg.	17.04	4.79	42.85

Average Annual Total Returns (With Sales Charges) as of 9/30/11
	One Year	Five Years	Ten Years
Class A	–8.55%	–1.59%	3.48%
Class B	–8.73	–1.34	3.30
Class C	–4.89	–1.18	3.30
Class Z	–2.87	–0.17	4.35
Russell 3000® Index	0.55	–0.92	3.48
S&P 500 Index	1.13	–1.18	2.82
Russell 1000® Index	0.91	–0.91	3.28
Lipper Multi-Cap Core Funds Avg.	–2.36	–1.36	3.57

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Average Annual Total Returns (With Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years
Class A	13.23%	1.23%	3.65%
Class B	14.04	1.48	3.47
Class C	17.95	1.64	3.47
Class Z	20.22	2.68	4.51

Average Annual Total Returns (Without Sales Charges) as of 8/31/11
	One Year	Five Years	Ten Years
Class A	19.82%	2.38%	4.24%
Class B	19.04	1.65	3.47
Class C	18.95	1.64	3.47
Class Z	20.22	2.68	4.51

Growth of a $10,000 Investment

The graph compares a $10,000 investment in Prudential Jennison Blend Fund, Inc. (Class A shares) with a similar investment in the Russell 3000 Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (August 31, 2001) and the account values at the end of the current fiscal year (August 31, 2011) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without the distribution and service (12b-1) fee waiver of 0.05% for Class A shares through August 31, 2011, the returns shown in the graph and for Class A shares in the tables would have been lower.

Prudential Jennison Blend Fund, Inc.	3

Your Fund’s Performance (continued)

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes or an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

The average annual total returns take into account applicable sales charges. Class A shares are subject to a maximum front-end sales charge of 5.50% and a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Under certain limited circumstances, an exchange may be made from Class A or Class C shares to Class Z shares of the Fund. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 1% for shares sold within 12 months from the date of purchase and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Benchmark Definitions

Russell 3000 Index

The Russell 3000 Index is an unmanaged index which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

S&P 500 Index

The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how stock prices in the United States have performed.

Russell 1000 Index

The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000 Index.

Lipper Multi-Cap Core Funds Average

The Lipper Multi-Cap Core Funds Average (Lipper Average) represents returns based on average return of all funds in the Lipper Multi-Cap Core Funds category. Funds in the Lipper Average invest in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time.

Investors cannot invest directly in an index or average. The returns for the Russell 3000 Index, the S&P 500 Index, and Russell 1000 Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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Five Largest Holdings expressed as a percentage of net assets as of 8/31/11
Apple, Inc., Computers & Peripherals	2.1%
Amazon.com, Inc., Internet & Catalog Retail	1.7
American Express Co., Consumer Finance	1.6
VMware, Inc., Software	1.3
Baidu, Inc. (China), Internet Software & Services	1.2

Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 8/31/11
Oil, Gas & Consumable Fuels	7.2%
Software	5.2
Food Products	4.6
Textiles, Apparel & Luxury Goods	4.4
Pharmaceuticals	3.8

Industry weightings are subject to change.

Prudential Jennison Blend Fund, Inc.	5

Strategy and Performance Overview

How did the Fund perform?

Prudential Jennison Blend Fund’s Class A shares gained 19.82% for the 12-month reporting period that ended August 31, 2011, outperforming the 19.30% return of the Russell 3000® Index (the Index), and the 17.04% return of the Lipper Multi-Cap Core Funds Average.

•

All sectors in the Index ended the reporting period in positive territory, with financials the only one that did not post a double-digit gain. The energy sector recorded the strongest aggregate gain, followed by consumer discretionary, materials, healthcare, consumer staples, and information technology.

•

All sectors in the Fund also posted double-digit gains, except financials. Materials recorded the strongest advance for the period in absolute terms. However, gains from information technology, consumer discretionary, and energy holdings made greater contributions to Fund performance owing to their larger weightings in the portfolio.

•

The Fund benefited, relative to the Index, from positive stock selection in information technology, materials, and financials, while stock selection in the energy sector proved to be a drag on its relative performance.

•

The Fund benefited, compared with the Index, from having overweight exposures to the consumer discretionary and energy sectors as well as from having underweight exposures to the consumer staples and financials sectors. The Fund’s underweight position in healthcare, however, had an adverse impact on its performance.

How is the Fund Managed?

Jennison Associates manages the Fund, which invests in traditional growth and value stocks, as well as stocks exhibiting characteristics of both styles across all market capitalizations. In choosing stocks, the Fund’s portfolio managers employ a bottom-up process that relies on internal idea generation and rigorous fundamental research. The managers try to keep holdings evenly divided among large-cap growth, large-cap value, and small- and mid-cap stocks. There are no set sector or industry allocation targets.

What was the investment environment like for U.S. stocks?

The stock market rallied strongly in the first half of the reporting period, but gave up some of its gains in the second half.

•

Solid corporate earnings gains and continued spending—both corporate and personal—provided tailwinds that allowed the U.S. economy to continue expanding, although at a generally lackluster rate. Business production and housing measures were mixed and overall job growth remained anemic.

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•

Strong commodity prices earlier in the period reflected continued demand in developing economies, which remained the primary drivers of global growth. However, raw materials, commodities, food, and energy prices grew more volatile as markets faced new challenges posed by a sovereign debt crisis in Europe, political turmoil in the Middle East, and a devastating earthquake and tsunami in Japan. In China, the government applied the brakes on growth and attempted to ease resource constraints, which spurred commodity cost inflation, rising real estate prices, and tightening labor rates. Together, these factors drove stock prices lower in the second half of the period.

•

Stock prices were also pressured late in the period by the possibility that the U.S. government could default on its debt or see its credit rating downgraded. Leaders in Washington finally agreed on the August 2, 2011 deadline to raise the federal government’s borrowing limit to avoid default. Nevertheless, Standard & Poor’s still lowered for the first time the long-term debt rating of the United States to AA+ from AAA. Concerns that global economic growth was losing momentum also took a toll on stocks.

Which holdings made the largest positive contribution to the Fund’s return?

The Fund benefited most from its holdings in the consumer discretionary, information technology, and energy sectors.

•

In consumer discretionary, Amazon.com’s strong earnings and revenue reflected the long-term shift toward e-commerce and the company’s continued market share gains. Jennison expects Amazon.com, the world’s largest Internet retailer, to continue to gain share in both overall retail and e-commerce.

•

Apparel designer and retailer Ralph Lauren reported robust earnings on better-than-expected revenues and above-consensus gross and operating margins. Jennison believes the company has major growth opportunities in Europe and Asia in categories such as accessories and shoes, and in the online channel.

•

Coach was another consumer discretionary position that made a large positive contribution to the Fund’s return. The luxury bag and accessories retailer reported better-than-projected revenues and earnings on strong comparable-store sales. The company continues to see China as its biggest growth opportunity.

•

Apple and Baidu were performers of note in information technology. Apple’s financial results beat consensus projections by a wide margin on strong sales of iPhones, iPads, and Mac personal computers. Jennison believes that Apple’s creativity and innovation in product design and marketing will

Prudential Jennison Blend Fund, Inc.	7

Strategy and Performance Overview (continued)

continue to drive share gains. Baidu is the No.1 Internet search engine in China. Jennison believes the Chinese search market is still in its early growth stage and likes Baidu’s improving execution and exploration of long-term revenue-generating opportunities.

•

Other key performers in information technology were MasterCard and International Business Machines (IBM). MasterCard’s revenues and earnings exceeded consensus forecasts; the company received an additional boost when the Federal Reserve decided to limit debit-transaction fees charged by banks less onerously than had been feared (MasterCard collects fees from member retailers and banks each time consumers use MasterCard payment cards). IBM climbed on better-than-expected revenue and earnings, growth across global geographies, and strong cash flow.

•

Schlumberger was a key performer in the energy sector. Jennison believes the oil services company is positioned to benefit from an oil-directed spending recovery internationally over the next several years. The company continues to develop new products and technologies providing dominant market share in what Jennison considers important secular growth markets.

Which holdings detracted most from the Fund’s return?

The largest detractors from the Fund’s return were holdings in the financials, consumer discretionary, and information technology sectors.

•

Several financial holdings, including Goldman Sachs, lost ground. Goldman’s decline in part reflected concerns about potential litigation against the company related to allegations it misled clients by not disclosing its proprietary interest in certain collateralized debt transactions. Jennison views Goldman as best in class and believes its strong capital base and leading global positions in investment banking, capital markets, trading, private equity, and asset management provide attractive exposure to long-term global economic expansion.

•

Consumer discretionary position General Motors (GM), like many other automotive stocks, lost ground late in the period because of market volatility and fears of a weakening global economy. Jennison believes GM emerged from bankruptcy with one of the best balance sheets in the industry, significant capacity reductions, and a competitive cost structure. (The latter will likely prove to be of the greatest importance.) GM also maintains leading market positions in China, Brazil, and Russia, which are among the fastest growing auto markets in the world.

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•

Staples, a market leader in office supply retailing, was another key detractor. The stock declined as the company reported disappointing profitability, primarily due to weak international performance. Jennison believes the stock is attractively valued and likes the company’s strong balance sheet and track record of capital management.

•

In information technology, EMC’s decline may have reflected general concerns about the macroeconomic backdrop. The company provides systems to store and retrieve massive amounts of data. Jennison considers EMC a well-positioned leader in the storage market and likes its significant exposure to cloud computing through VMware.

Were there significant changes to the portfolio?

The selection of individual securities based on company-specific fundamentals is the primary driver of the Fund’s sector allocations. Over the 12-month period, the managers reduced exposure to the healthcare sector and increased the weight of consumer staples and materials holdings. Significant new positions were established in American Express and Oracle. Positions were eliminated in other securities, such as Visa, Adobe Systems, and Waste Management.

Prudential Jennison Blend Fund, Inc.	9

Comments on Five Largest Holdings

2.1%	Apple, Inc., Computers & Peripherals

Please see section that discusses holdings that made the largest contribution to the Fund’s return.

1.7%	Amazon.com, Inc., Internet & Catalog Retail

Please see section that discusses holdings that made the largest contribution to the Fund’s return.

1.6%	American Express Co., Consumer Finance

Diversified financial services company American Express is one of the world’s largest providers of charge and credit cards, with more than 88 million cards in circulation. The company also provides travel-related services. Most of its revenue comes from fee income generated by charging merchants for access to its proprietary payment network. The company earns a lesser amount of interest income by extending credit to U.S. consumers and small businesses using its American Express brand credit cards.

American Express has aggressively improved its credit performance over the past couple of years, and now leads the industry in delinquency and charge-off rates. Unlike other card issuers, it derives most of its revenue from charge cards, which generate higher returns on equity and returns on assets than conventional credit cards. Charge cards also generally have more favorable delinquency and loss characteristics, which has historically driven more consistent returns over economic cycles.

1.3%	VMware, Inc., Systems Software

VMware (VMW) is a pioneer in cloud computing, the storing of information remotely on equipment operated by outside specialists and accessed via the Internet. Jennison believes VMware is positioned to benefit from greater corporate interest in desktop virtualization, the use of virtual machines to let multiple network users maintain individualized desktops on a single, centrally located computer or server. Furthermore, it views the market for both server and desktop virtualization as sufficiently underpenetrated to allow strong, sustained organic growth.

1.2%	Baidu, Inc., Internet Software & Services

Please see section that discusses holdings that made the largest contribution to the Fund’s return.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on March 1, 2011, at the beginning of the period, and held through the six-month period ended August 31, 2011. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investments funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before

Prudential Jennison Blend Fund, Inc.	11

Fees and Expenses (continued)

expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential Jennison Blend Fund, Inc.		Beginning Account Value March 1, 2011	Ending Account Value August 31, 2011	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$918.00	0.98%	$4.74
	Hypothetical	$1,000.00	$1,020.27	0.98%	$4.99

Class B	Actual	$1,000.00	$914.70	1.68%	$8.11
	Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

Class C	Actual	$1,000.00	$914.20	1.68%	$8.11
	Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54

Class Z	Actual	$1,000.00	$919.10	0.68%	$3.29
	Hypothetical	$1,000.00	$1,021.78	0.68%	$3.47

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended August 31, 2011, and divided by the 365 days in the Fund’s fiscal year ended August 31, 2011 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Portfolio of Investments

as of August 31, 2011

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.3%
COMMON STOCKS

Aerospace & Defense 3.2%
57,086	Ceradyne, Inc.(a)	$1,790,217
130,319	Northrop Grumman Corp.	7,118,024
63,678	Precision Castparts Corp.	10,433,640
153,984	Raytheon Co.	6,656,728
10,903	Triumph Group, Inc.	571,099
95,758	United Technologies Corp.	7,110,032

		33,679,740

Air Freight & Logistics 0.1%
111,214	UTi Worldwide, Inc.	1,506,394

Airlines 0.5%
120,309	AMR Corp.(a)(b)	435,518
252,954	United Continental Holdings, Inc.(a)(b)	4,702,415

		5,137,933

Auto Components 1.7%
10,000	Autoliv, Inc.	558,200
59,346	BorgWarner, Inc.(a)(b)	4,236,711
51,165	Federal-Mogul Corp.(a)	908,690
229,889	Lear Corp.	10,984,097
12,880	TRW Automotive Holdings Corp.(a)	536,967

		17,224,665

Automobiles 0.6%
267,455	General Motors Co.(a)(b)	6,426,943
13,286	Thor Industries, Inc.	295,348

		6,722,291

Beverages 0.3%
100,196	Constellation Brands, Inc. (Class A Stock)(a)	1,980,875
11,129	Hansen Natural Corp.(a)	949,526

		2,930,401

Biotechnology 1.2%
70,824	Ariad Pharmaceuticals, Inc.(a)(b)	696,908
33,020	AVEO Pharmaceuticals, Inc.(a)	560,680
24,528	BioMarin Pharmaceutical, Inc.(a)(b)	725,661
122,944	Celgene Corp.(a)	7,311,480

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	13

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Biotechnology (cont’d)
31,171	Cepheid, Inc.(a)	$1,130,260
107,111	GTx, Inc.(a)(b)	387,742
192,994	Rigel Pharmaceuticals, Inc.(a)	1,520,793
153,442	SuperGen, Inc.(a)	329,900

		12,663,424

Building Products 0.1%
49,880	NCI Building Systems, Inc.(a)	482,340
112,931	USG Corp.(a)(b)	1,061,551

		1,543,891

Capital Markets 2.4%
155,718	Bank of New York Mellon Corp. (The)(b)	3,218,691
52,882	Eaton Vance Corp.	1,290,850
98,357	Federated Investors, Inc. (Class B Stock)(b)	1,741,903
31,444	Financial Engines, Inc.(a)	700,572
61,594	Goldman Sachs Group, Inc. (The)	7,158,455
36,651	Golub Capital BDC, Inc.	547,932
333,862	Morgan Stanley	5,842,585
105,229	Safeguard Scientifics, Inc.(a)	1,687,873
94,841	Waddell & Reed Financial, Inc. (Class A Stock)	2,960,936

		25,149,797

Chemicals 3.4%
40,526	Albemarle Corp.	2,055,073
37,475	Cabot Corp.	1,290,264
140,865	E.I. duPont de Nemours & Co.	6,799,554
32,534	Georgia Gulf Corp.(a)	689,395
134,191	Monsanto Co.	9,249,786
121,423	Mosaic Co. (The)	8,636,818
12,164	NewMarket Corp.	2,039,660
45,198	OM Group, Inc.(a)	1,429,613
91,877	PolyOne Corp.	1,160,406
44,008	Solutia, Inc.(a)	764,859
35,147	Westlake Chemical Corp.	1,615,005

		35,730,433

Commercial Banks 1.6%
37,472	Bank of the Ozarks, Inc.	851,364
23,662	City Holding Co.(b)	718,615

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Commercial Banks (cont’d)
275,033	Huntington Bancshares, Inc.(b)	$1,383,416
41,527	NBT Bancorp, Inc.	843,829
30,385	Pacific Capital Bancorp NA(a)(b)	831,637
30,996	Signature Bank(a)	1,723,688
35,057	SVB Financial Group(a)	1,615,427
28,531	Trustmark Corp.	613,416
301,128	Wells Fargo & Co.	7,859,441
14,972	WesBanco, Inc.	290,157

		16,730,990

Commercial Services & Supplies 0.7%
18,818	Avery Dennison Corp.	547,792
71,584	Clean Harbors, Inc.(a)	3,856,230
30,809	United Stationers, Inc.	971,716
44,593	Waste Connections, Inc.	1,542,472

		6,918,210

Communications Equipment 2.0%
37,362	ADTRAN, Inc.	1,160,464
55,669	Ciena Corp.(a)(b)	681,388
54,952	Comtech Telecommunications Corp.	1,529,864
43,160	Finisar Corp.(a)	796,734
127,557	Juniper Networks, Inc.(a)	2,669,768
55,686	NETGEAR, Inc.(a)	1,548,628
35,836	Oplink Communications, Inc.(a)	592,369
226,555	QUALCOMM, Inc.	11,658,520

		20,637,735

Computers & Peripherals 3.5%
57,285	Apple, Inc.(a)	22,044,987
406,914	EMC Corp.(a)	9,192,187
113,384	NetApp, Inc.(a)(b)	4,265,506
94,182	QLogic Corp.(a)	1,315,722

		36,818,402

Construction & Engineering 0.7%
110,095	Chicago Bridge & Iron Co. NV	3,935,896
12,471	KBR, Inc.	374,754
87,485	URS Corp.(a)	3,068,099

		7,378,749

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	15

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Consumer Finance 1.8%
334,179	American Express Co.(b)	$16,612,038
22,639	Cash America International, Inc.	1,265,067
7,605	Credit Acceptance Corp.(a)	525,810
8,299	World Acceptance Corp.(a)	540,680

		18,943,595

Containers & Packaging 0.5%
62,756	Ball Corp.	2,254,196
19,847	Greif, Inc. (Class A Stock)	1,108,653
47,292	Packaging Corp. of America	1,198,852
21,030	Rock-Tenn Co. (Class A Stock)	1,128,680

		5,690,381

Diversified Consumer Services 0.4%
130,679	Bridgepoint Education, Inc.(a)(b)	2,885,392
25,489	DeVry, Inc.	1,126,104
36,034	Education Management Corp.(a)(b)	566,815

		4,578,311

Diversified Financial Services 1.5%
222,618	Citigroup, Inc.	6,912,289
190,865	JPMorgan Chase & Co.	7,168,889
80,337	NASDAQ OMX Group, Inc. (The)(a)	1,903,184

		15,984,362

Diversified Telecommunication Services 0.6%
35,059	HickoryTech Corp.	334,813
586,382	Level 3 Communications, Inc.(a)(b)	1,055,488
258,183	tw telecom, Inc.(a)	4,980,350

		6,370,651

Electric Utilities 0.2%
48,413	IDACORP, Inc.	1,849,377

Electrical Equipment 0.2%
91,154	A123 Systems, Inc.(a)(b)	435,716
36,944	Woodward, Inc.	1,197,725

		1,633,441

See Notes to Financial Statements.

16	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Electronic Equipment & Instruments 2.1%
65,011	Anixter International, Inc.	$3,836,299
34,074	Arrow Electronics, Inc.(a)	1,063,109
1,503,497	Flextronics International Ltd.(a)	8,645,108
22,896	Insight Enterprises, Inc.(a)	430,903
121,544	Jabil Circuit, Inc.	2,048,016
39,104	Littelfuse, Inc.	1,814,035
49,756	Mercury Computer Systems, Inc.(a)	692,106
19,330	Molex, Inc.	422,360
32,185	Newport Corp.(a)	416,474
31,405	Plexus Corp.(a)	834,745
40,339	Tech Data Corp.(a)	1,899,160

		22,102,315

Energy Equipment & Services 3.5%
47,069	Atwood Oceanics, Inc.(a)	1,981,134
34,321	Bristow Group, Inc.	1,509,437
150,206	Halliburton Co.	6,664,640
156,080	Hercules Offshore, Inc.(a)	658,658
37,458	Key Energy Services, Inc.(a)	539,021
180,330	National Oilwell Varco, Inc.	11,923,420
150,189	Schlumberger Ltd.	11,732,765
20,380	SEACOR Holdings, Inc.	1,808,521

		36,817,596

Food & Staples Retailing 2.6%
112,256	Costco Wholesale Corp.	8,816,586
187,900	CVS Caremark Corp.	6,747,489
352,982	Rite Aid Corp.(a)	388,280
78,807	Ruddick Corp.	3,222,418
33,683	Spartan Stores, Inc.	543,644
8,897	United Natural Foods, Inc.(a)	361,841
137,426	Wal-Mart Stores, Inc.	7,312,438

		27,392,696

Food Products 4.6%
146,374	Bunge Ltd.	9,471,862
46,491	Corn Products International, Inc.	2,173,919
92,173	Darling International, Inc.(a)	1,553,115
33,364	Green Mountain Coffee Roasters, Inc.(a)	3,494,545
211,658	Kraft Foods, Inc. (Class A Stock)	7,412,263

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	17

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Food Products (cont’d)
114,365	Mead Johnson Nutrition Co. (Class A Stock)	$8,148,506
323,667	Smithfield Foods, Inc.(a)(b)	7,094,781
461,348	Tyson Foods, Inc. (Class A Stock)	8,059,750

		47,408,741

Gas Utilities 0.2%
72,983	UGI Corp.	2,171,974

Healthcare Equipment & Supplies 0.1%
60,096	Insulet Corp.(a)	1,050,478

Healthcare Providers & Services 3.4%
45,607	Air Methods Corp.(a)(b)	3,035,146
68,208	AMERIGROUP Corp.(a)	3,374,250
54,928	Catalyst Health Solutions, Inc.(a)	2,950,732
41,123	Centene Corp.(a)	1,311,412
18,985	Coventry Health Care, Inc.(a)	624,227
58,000	Ensign Group, Inc. (The)	1,353,140
152,804	Express Scripts, Inc.(a)(b)	7,172,620
80,045	Health Management Associates, Inc. (Class A Stock)(a)	657,970
41,807	HealthSpring, Inc.(a)	1,632,145
68,454	Kindred Healthcare, Inc.(a)	885,795
49,186	LifePoint Hospitals, Inc.(a)	1,805,126
84,732	Lincare Holdings, Inc.	1,824,280
36,285	Magellan Health Services, Inc.(a)	1,809,533
22,345	MWI Veterinary Supply, Inc.(a)	1,653,530
11,041	National Healthcare Corp.	380,142
66,093	Tenet Healthcare Corp.(a)	348,971
128,941	Universal American Corp.(b)	1,417,061
76,572	Universal Health Services, Inc. (Class B Stock)	3,185,395

		35,421,475

Hotels, Restaurants & Leisure 2.1%
23,969	Brinker International, Inc.	541,220
62,646	Caribou Coffee Co., Inc.(a)(b)	951,593
128,207	Cheesecake Factory, Inc. (The)(a)	3,519,282
19,807	Chipotle Mexican Grill, Inc.(a)(b)	6,206,920
11,262	Panera Bread Co. (Class A Stock)(a)	1,296,819
215,404	Starbucks Corp.	8,318,903

See Notes to Financial Statements.

18	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d)
11,787	Vail Resorts, Inc.	$476,548
10,534	Wyndham Worldwide Corp.	342,144

		21,653,429

Household Durables 0.4%
27,268	American Greetings Corp. (Class A Stock)	578,627
32,888	Helen of Troy Ltd.(a)	987,297
71,796	Jarden Corp.	2,084,956

		3,650,880

Household Products 0.2%
38,468	Church & Dwight Co., Inc.	1,674,897

Independent Power Producers & Energy Traders 0.8%
561,008	Calpine Corp.(a)(b)	8,263,648

Industrial Conglomerates 0.2%
809	Seaboard Corp.	1,867,981

Insurance 2.3%
36,592	American Financial Group, Inc.	1,217,782
47,902	Arch Capital Group Ltd.(a)(b)	1,613,339
48,254	Crawford & Co. (Class B Stock)	345,981
67,966	HCC Insurance Holdings, Inc.	1,987,326
210,266	MBIA, Inc.(a)(b)	1,631,664
165,490	MetLife, Inc.	5,560,464
18,034	ProAssurance Corp.(a)	1,308,547
25,038	Protective Life Corp.	475,472
19,144	Reinsurance Group of America, Inc.	1,021,715
30,112	RLI Corp.	1,903,681
57,153	StanCorp Financial Group, Inc.(b)	1,746,024
102,648	Symetra Financial Corp.	1,100,386
4,220	White Mountains Insurance Group Ltd.	1,688,000
66,449	WR Berkley Corp.(b)	2,052,610

		23,652,991

Internet & Catalog Retail 1.9%
83,934	Amazon.com, Inc.(a)(b)	18,070,151
311,075	Vitacost.com, Inc.(a)	1,483,828

		19,553,979

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	19

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Internet Software & Services 3.2%
84,748	Baidu, Inc. (China), ADR(a)	$12,354,564
22,595	Google, Inc. (Class A Stock)(a)	12,222,991
162,851	IAC/InterActiveCorp(a)(b)	6,437,500
69,474	j2 Global Communications, Inc.	2,219,694
106,638	Zix Corp.(a)	362,569

		33,597,318

IT Services 2.9%
36,286	Alliance Data Systems Corp.(a)(b)	3,389,475
21,791	DST Systems, Inc.	1,022,434
14,681	Gartner, Inc.(a)	522,937
35,155	Global Payments, Inc.	1,611,154
67,429	International Business Machines Corp.	11,591,719
36,874	MasterCard, Inc. (Class A Stock)	12,157,726
9,998	Wright Express Corp.(a)	421,316

		30,716,761

Leisure Equipment & Products 0.1%
45,882	Jakks Pacific, Inc.(a)(b)	779,994

Life Sciences Tools & Services 0.8%
154,169	Agilent Technologies, Inc.(a)	5,684,211
10,443	Bio-Rad Laboratories, Inc. (Class A Stock)(a)	1,047,851
29,064	Bruker Corp.(a)	413,581
32,448	Fluidigm Corp.(a)	437,723
156,792	Pacific Biosciences of California, Inc.(a)(b)	1,110,087

		8,693,453

Machinery 2.8%
80,046	AGCO Corp.(a)	3,429,171
51,264	Colfax Corp.(a)	1,285,701
32,219	Crane Co.	1,361,253
36,972	EnPro Industries, Inc.(a)	1,435,253
7,289	Gardner Denver, Inc.	574,300
55,538	Graco, Inc.	2,192,640
127,446	IDEX Corp.	4,738,442
211,988	Ingersoll-Rand PLC(b)	7,103,718
18,965	Lincoln Electric Holdings, Inc.	645,379
5,818	Middleby Corp.(a)	468,727
26,433	Nordson Corp.	1,160,409

See Notes to Financial Statements.

20	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Machinery (cont’d)
27,922	Pentair, Inc.	$958,283
35,400	Sauer-Danfoss, Inc.(a)	1,530,342
13,392	Snap-On, Inc.	708,571
35,654	Timken Co.	1,402,985

		28,995,174

Media 3.2%
456,415	Comcast Corp. (Class A Stock)	9,817,487
34,851	John Wiley & Sons, Inc. (Class A Stock)	1,700,380
182,570	Liberty Global, Inc. (Series C Stock)(a)	7,045,376
178,795	Viacom, Inc. (Class B Stock)	8,625,071
135,843	Walt Disney Co. (The)(b)	4,626,812
3,492	Washington Post Co. (The) (Class B Stock)(b)	1,242,314

		33,057,440

Metals & Mining 2.5%
163,676	Freeport-McMoRan Copper & Gold, Inc.	7,715,687
80,296	Goldcorp, Inc.	4,168,968
77,178	Hecla Mining Co.(a)	591,955
464,898	Kinross Gold Corp.	8,038,086
24,952	Metals USA Holdings Corp.(a)	311,152
65,997	Reliance Steel & Aluminum Co.	2,734,916
292,186	US Gold Corp.(a)(b)	1,808,631
28,366	Worthington Industries, Inc.	460,948

		25,830,343

Multi-Utilities 1.5%
73,527	Avista Corp.	1,866,115
120,795	CMS Energy Corp.	2,379,661
42,130	Integrys Energy Group, Inc.	2,109,449
173,705	National Grid PLC (United Kingdom), ADR	8,810,318

		15,165,543

Oil, Gas & Consumable Fuels 7.2%
72,681	Amyris, Inc.(a)(b)	1,458,708
165,568	Anadarko Petroleum Corp.	12,210,640
59,995	Apache Corp.	6,183,685
82,270	Brigham Exploration Co.(a)	2,394,057
68,564	Cobalt International Energy, Inc.(a)	663,014
132,542	Endeavour International Corp.(a)(b)	1,306,864

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	21

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d)
19,850	EXCO Resources, Inc.	$265,593
37,294	Gevo, Inc.(a)(b)	397,927
87,370	Knightsbridge Tankers Ltd.	1,567,418
174,393	Marathon Oil Corp.	4,694,660
87,196	Marathon Petroleum Corp.	3,231,484
67,812	McMoRan Exploration Co.(a)(b)	872,740
71,407	Murphy Oil Corp.	3,825,987
97,232	Noble Energy, Inc.	8,591,419
101,793	Occidental Petroleum Corp.	8,829,525
233,777	Quicksilver Resources, Inc.(a)(b)	2,227,895
54,295	Rosetta Resources, Inc.(a)	2,494,855
29,557	SandRidge Energy, Inc.(a)	216,948
192,357	Southwestern Energy Co.(a)	7,299,948
184,748	Suncor Energy, Inc. (Canada)	5,919,935
154,339	Zion Oil & Gas, Inc.(a)(b)	435,236

		75,088,538

Paper & Forest Products 0.1%
36,983	PH Glatfelter Co.	531,076

Personal Products 0.7%
70,012	Estee Lauder Cos., Inc. (The)(b)	6,837,372

Pharmaceuticals 3.8%
55,092	Aegerion Pharmaceuticals, Inc.(a)	799,936
95,023	Allergan, Inc.	7,773,831
29,626	Medicines Co. (The)(a)	431,947
56,751	NOVO Nordisk A/S (Denmark), ADR(b)	6,053,062
19,182	Perrigo Co.	1,817,303
415,336	Pfizer, Inc.	7,883,077
153,520	Sanofi (France), ADR	5,614,226
85,030	Shire PLC (Ireland), ADR	8,256,413
49,549	ViroPharma, Inc.(a)(b)	981,566

		39,611,361

Professional Services 0.2%
46,104	Corporate Executive Board Co. (The)	1,517,744
13,206	FTI Consulting, Inc.(a)(b)	480,434

		1,998,178

See Notes to Financial Statements.

22	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Real Estate Investment Trusts 1.7%
70,227	American Assets Trust, Inc.	$1,412,967
39,418	Capstead Mortgage Corp.	524,654
197,732	Chimera Investment Corp.	599,128
56,014	Colony Financial, Inc.	864,296
152,964	Cypress Sharpridge Investments, Inc.(b)	2,042,069
328,412	FelCor Lodging Trust, Inc.(a)	1,126,453
56,745	First Industrial Realty Trust, Inc.(a)	535,673
452,758	MFA Financial, Inc.	3,391,157
16,627	Mid-America Apartment Communities, Inc.	1,188,498
47,330	Post Properties, Inc.	1,978,394
24,084	Rayonier, Inc.	1,010,083
93,082	Starwood Property Trust, Inc.	1,722,017
151,261	Strategic Hotels & Resorts, Inc.(a)	723,028
54,154	Winthrop Realty Trust	553,454

		17,671,871

Real Estate Management & Development 0.1%
16,873	Howard Hughes Corp. (The)(a)	912,661

Road & Rail 0.8%
8,944	Amerco, Inc.(a)	655,685
227,682	CSX Corp.	4,995,343
52,513	Kansas City Southern(a)	2,844,104

		8,495,132

Semiconductors & Semiconductor Equipment 1.7%
200,593	Atmel Corp.(a)	1,827,402
22,656	ATMI, Inc.(a)	388,097
171,048	Avago Technologies Ltd.	5,663,399
66,235	Brooks Automation, Inc.(a)	626,583
75,551	Cavium Networks, Inc.(a)	2,431,987
18,558	Cymer, Inc.(a)	750,857
179,421	Entegris, Inc.(a)	1,349,246
110,207	Fairchild Semiconductor International, Inc.(a)	1,461,345
57,000	International Rectifier Corp.(a)	1,299,030
48,039	IXYS Corp.(a)	576,468
12,375	Novellus Systems, Inc.(a)(b)	346,129
35,425	Power Integrations, Inc.	1,138,559

		17,859,102

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	23

Portfolio of Investments

as of August 31, 2011 continued

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Software 5.2%
81,524	Ariba, Inc.(a)	$2,211,746
456,517	CA, Inc.	9,582,292
39,027	Cadence Design Systems, Inc.(a)(b)	360,610
91,208	CommVault Systems, Inc.(a)	3,092,863
75,100	Ebix, Inc.(a)(b)	1,230,138
70,030	Informatica Corp.(a)	2,925,853
370,305	Oracle Corp.	10,394,461
121,117	Red Hat, Inc.(a)	4,788,966
47,256	Salesforce.com, Inc.(a)(b)	6,084,210
28,592	SuccessFactors, Inc.(a)	667,909
138,863	VMware, Inc. (Class A Stock)(a)	13,103,113

		54,442,161

Specialty Retail 1.7%
37,642	CarMax, Inc.(a)	1,058,117
60,620	Cato Corp. (The) (Class A Stock)	1,538,536
29,367	Destination Maternity Corp.	412,606
53,182	Express, Inc.	1,015,244
13,981	GameStop Corp. (Class A Stock)(a)	334,565
55,523	Guess?, Inc.	1,893,890
14,240	Petsmart, Inc.	600,643
82,597	Pier 1 Imports, Inc.(a)	882,136
21,785	Rent-A-Center, Inc.	613,901
490,695	Staples, Inc.(b)	7,232,844
48,753	Williams-Sonoma, Inc.	1,614,212

		17,196,694

Textiles, Apparel & Luxury Goods 4.4%
118,980	Coach, Inc.	6,689,056
19,622	Deckers Outdoor Corp.(a)	1,745,573
10,244	G-III Apparel Group Ltd.(a)	289,495
54,444	Hanesbrands, Inc.(a)	1,554,921
68,773	Lululemon Athletica, Inc.(a)(b)	3,763,946
164,412	LVMH Moet Hennessy Louis Vuitton SA (France), ADR(b)	5,576,855
165,277	Maidenform Brands, Inc.(a)	4,201,341
109,551	NIKE, Inc. (Class B Stock)	9,492,594
46,912	Perry Ellis International, Inc.(a)	1,078,038
14,839	PVH Corp.	989,168
60,506	Ralph Lauren Corp.	8,295,978

See Notes to Financial Statements.

24	Visit our website at www.prudentialfunds.com

Shares	Description	Value (Note 1)

COMMON STOCKS (Continued)

Textiles, Apparel & Luxury Goods (cont’d)
36,800	Unifi, Inc.(a)	$412,896
31,298	Warnaco Group, Inc. (The)(a)	1,669,748

		45,759,609

Thrifts & Mortgage Finance 0.1%
116,992	Astoria Financial Corp.	1,194,488

Trading Companies & Distributors 0.1%
8,886	MSC Industrial Direct Co. (Class A Stock)	548,000
17,378	TAL International Group, Inc.	507,611
16,053	Textainer Group Holdings Ltd.	380,617

		1,436,228

Wireless Telecommunication Services 1.9%
35,562	Leap Wireless International, Inc.(a)	321,480
524,179	MetroPCS Communications, Inc.(a)	5,849,838
156,393	NII Holdings, Inc.(a)	6,025,822
80,874	NTELOS Holdings Corp.	1,589,174
164,795	SBA Communications Corp. (Class A Stock)(a)	6,227,603

		20,013,917

	Total long-term investments (cost $893,735,177)	1,024,390,667

SHORT-TERM INVESTMENT 15.9%

Affiliated Money Market Mutual Fund
165,436,698	Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund (cost $165,436,698; includes $147,984,550 of cash collateral received for securities on loan)(c)(d)	165,436,698

	Total Investments 114.2% (cost $1,059,171,875; Note 5)	1,189,827,365
	Liabilities in excess of other assets (14.2%)	(148,354,526)

	Net Assets 100.0%	$1,041,472,839

The following abbreviation is used in the portfolio descriptions:

ADR—American Depositary Receipt

(a)	Non-income producing security.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	25

Portfolio of Investments

as of August 31, 2011 continued

(b)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $144,736,162; cash collateral of $147,984,550 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Taxable Money Market Fund.
(d)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally for stocks, exchange traded funds, options and futures traded in active markets for identical securities, and mutual funds which trade at daily net asset value.

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, foreign currency exchange rates and amortized cost) generally for debt securities, swaps, forward foreign currency contracts and for foreign stocks priced using vendor modeling tools.

Level 3—significant unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of August 31, 2011 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks	$1,024,390,667	$—	$—
Affiliated Money Market Mutual Fund	165,436,698	—	—

Total	$1,189,827,365	$—	$—

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of August 31, 2011 was as follows:

Affiliated Money Market Mutual Fund (including 14.2% of collateral received for securities on loan)	15.9%
Oil, Gas & Consumable Fuels	7.2
Software	5.2
Food Products	4.6
Textiles, Apparel & Luxury Goods	4.4
Pharmaceuticals	3.8
Computers & Peripherals	3.5
Energy Equipment & Services	3.5

See Notes to Financial Statements.

26	Visit our website at www.prudentialfunds.com

Industry (cont’d.)
Chemicals	3.4%
Healthcare Providers & Services	3.4
Aerospace & Defense	3.2
Internet Software & Services	3.2
Media	3.2
IT Services	2.9
Machinery	2.8
Food & Staples Retailing	2.6
Metals & Mining	2.5
Capital Markets	2.4
Insurance	2.3
Electronic Equipment & Instruments	2.1
Hotels, Restaurants & Leisure	2.1
Communications Equipment	2.0
Internet & Catalog Retail	1.9
Wireless Telecommunication Services	1.9
Consumer Finance	1.8
Auto Components	1.7
Real Estate Investment Trusts	1.7
Semiconductors & Semiconductor Equipment	1.7
Specialty Retail	1.7
Commercial Banks	1.6
Diversified Financial Services	1.5
Multi-Utilities	1.5
Biotechnology	1.2
Independent Power Producers & Energy Traders	0.8
Life Sciences Tools & Services	0.8
Road & Rail	0.8
Commercial Services & Supplies	0.7
Construction & Engineering	0.7
Personal Products	0.7
Automobiles	0.6
Diversified Telecommunication Services	0.6
Airlines	0.5
Containers & Packaging	0.5
Diversified Consumer Services	0.4
Household Durables	0.4
Beverages	0.3
Electric Utilities	0.2
Electrical Equipment	0.2
Gas Utilities	0.2
Household Products	0.2
Industrial Conglomerates	0.2
Professional Services	0.2
Air Freight & Logistics	0.1
Building Products	0.1
Healthcare Equipment & Supplies	0.1

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	27

Portfolio of Investments

as of August 31, 2011 continued

Industry (cont’d.)
Leisure Equipment & Products	0.1%
Paper & Forest Products	0.1
Real Estate Management & Development	0.1
Thrifts & Mortgage Finance	0.1
Trading Companies & Distributors	0.1

114.2
Liabilities in excess of other assets	(14.2)

100.0%

See Notes to Financial Statements.

28	Visit our website at www.prudentialfunds.com

Financial Statements

AUGUST 31, 2011	ANNUAL REPORT

Prudential Jennison Blend Fund, Inc.

Statement of Assets and Liabilities

as of August 31, 2011

Assets
Investments at value, including securities on loan of $144,736,162:
Unaffiliated investments (cost $893,735,177)	$1,024,390,667
Affiliated investments (cost $165,436,698)	165,436,698
Foreign currency, at value (cost $18)	18
Dividends and interest receivable	1,062,927
Tax reclaim receivable	280,322
Receivable for Fund shares sold	120,021
Prepaid expenses	22,682

Total assets	1,191,313,335

Liabilities
Payable to broker for collateral for securities on loan	147,984,550
Payable for Fund shares reacquired	588,490
Management fee payable	418,912
Accrued expenses	391,616
Distribution fee payable	274,903
Affiliated transfer agent fee payable	178,949
Payable to custodian	2,522
Deferred directors’ fees payable	554

Total liabilities	149,840,496

Net assets	$1,041,472,839

Net assets were comprised of:
Common stock, at par	$626,041
Paid-in capital in excess of par	940,119,155

940,745,196
Undistributed net investment income	1,573,393
Accumulated net realized loss on investment and foreign currency transactions	(31,501,240)
Net unrealized appreciation on investments and foreign currencies	130,655,490

Net assets, August 31, 2011	$1,041,472,839

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($931,299,735 ÷ 55,843,958 shares of common stock issued and outstanding)	$16.68
Maximum sales charge (5.5% of offering price)	0.97

Maximum offering price to public	$17.65

Class B
Net asset value, offering price and redemption price per share ($29,206,353 ÷ 1,839,245 shares of common stock issued and outstanding)	$15.88

Class C
Net asset value, offering price and redemption price per share ($24,156,921 ÷ 1,520,956 shares of common stock issued and outstanding)	$15.88

Class Z
Net asset value, offering price and redemption price per share ($56,809,830 ÷ 3,399,971 shares of common stock issued and outstanding)	$16.71

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	31

Statement of Operations

Year Ended August 31, 2011

Net Investment Income
Income
Unaffiliated dividend income (net of foreign withholding taxes of $36,564)	$12,544,418
Affiliated income from securities loaned, net	821,208
Affiliated dividend income	26,689
Unaffiliated interest income	16

Total income	13,392,331

Expenses
Management fee	5,482,182
Distribution fee—Class A	3,051,636
Distribution fee—Class B	349,722
Distribution fee—Class C	263,513
Transfer agent’s fees and expenses (including affiliated expense of $876,300)	1,940,000
Custodian’s fees and expenses	192,000
Reports to shareholders	102,000
Legal fees and expenses	75,000
Registration fees	67,000
Directors’ fees	40,000
Insurance	25,000
Audit fee	22,000
Loan interest expense (Note 7)	5
Miscellaneous	32,615

Total expenses	11,642,673

Net investment income	1,749,658

Realized And Unrealized Gain On Investment And Foreign Currencies
Net realized gain on:
Investment transactions	149,755,176
Foreign currency transactions	1,476

149,756,652

Net change in unrealized appreciation (depreciation) on:
Investments	43,834,367
Foreign currencies	1,078

43,835,445

Net gain on investment and foreign currencies	193,592,097

Net Increase In Net Assets Resulting From Operations	$195,341,755

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended August 31,
	2011	2010
Increase (Decrease) In Net Assets
Operations
Net investment income	$1,749,658	$2,226,138
Net realized gain on investment and foreign currency transactions	149,756,652	168,475,171
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	43,835,445	(117,349,454)

Net increase in net assets resulting from operations	195,341,755	53,351,855

Dividends from net investment income (Note 1)
Class A	(2,093,547)	—
Class Z	(259,637)	—

	(2,353,184)	—

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	30,375,767	43,831,278
Net asset value of shares issued in reinvestment of dividends	2,283,631	—
Cost of shares reacquired	(155,076,143)	(162,649,678)

Net decrease in net assets from Fund share transactions	(122,416,745)	(118,818,400)

Capital Contributions (Note 6)
Proceeds from regulatory settlement	41,302	26,720

Total increase (decrease)	70,613,128	(65,439,825)

Net Assets:
Beginning of year	970,859,711	1,036,299,536

End of year(a)	$1,041,472,839	$970,859,711

(a) Includes undistributed net investment income of:	$1,573,393	$2,175,684

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	33

Notes to Financial Statements

Prudential Jennison Blend Fund, Inc. (the “Fund”) is a diversified open-end management investment company, registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The investment objective of the Fund is long-term growth of capital. This means the Fund seeks investments whose price will increase over several years.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via NASDAQ are valued at the NASDAQ official closing price (“NOCP”) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadvisor, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of

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any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in open end, non exchange-traded mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term debt securities of sufficient credit quality, which mature in sixty days or less are valued at amortized cost, which approximates fair value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term debt securities which mature in more than sixty days are valued at fair value.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the current rate of exchange.

(ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long term portfolio securities sold during the fiscal period.

Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates of securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually

Prudential Jennison Blend Fund, Inc.	35

Notes to Financial Statements

continued

received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at fiscal year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis.

Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis.

Net investment income or loss (other than distribution fees, which are charged directly to respective class) and unrealized and realized gains or losses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral, at least equal, at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

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Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .50% of the Fund’s average daily net assets up to $500 million, .475% of the next $500 million of the Fund’s average daily net assets and .45% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .48% for the year ended August 31, 2011.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares. The Fund compensates PIMS for distributing and servicing the

Prudential Jennison Blend Fund, Inc.	37

Notes to Financial Statements

continued

Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund. Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively.

PIMS has advised the Fund that it has received $184,152 in front-end sales charges resulting from sales of Class A shares, during the year ended August 31, 2011. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended August 31, 2011, it received $173, $59,540 and $2,511 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended August 31, 2011, PIM has been compensated approximately $245,000 for these services.

The Fund invests in the Prudential Core Taxable Money Market Fund (the “Core Fund”), a portfolio of Prudential Investment Portfolios 2 registered under the 1940 Act, as amended, and managed by PI. Earnings from the Core Fund are disclosed on the Statement of Operations as affiliated dividend income.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended August 31, 2011, aggregated $1,597,457,873 and $1,725,503,983, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized loss on investment and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized loss on investment and foreign currency transactions. For the year ended August 31, 2011, the adjustments were to increase undistributed net investment income and increase accumulated net realized loss on investment and foreign currency transactions by $1,235 due to the reclassification of net foreign currency gains and other book to tax differences. Net investment income, net realized gain and net assets were not affected by this change.

For the year ended August 31, 2011, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $2,353,184 of ordinary income. For the year ended August, 31, 2010 there were no distributions paid by the Fund.

As of August 31, 2011, the accumulated undistributed earnings on a tax basis was $1,541,879 of ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of August 31, 2011 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$1,071,756,197	$177,944,215	$(59,873,047)	$118,071,168

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other tax adjustment.

Prudential Jennison Blend Fund, Inc.	39

Notes to Financial Statements

continued

For federal income tax purposes, the Fund had a capital loss carryforward as of August 31, 2011 of approximately $18,884,000 which expires in 2018. The Fund utilized approximately $148,000,000 of its capital loss carryforward to offset net taxable gains realized in the year ended August 31, 2011. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such carryforward. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. However, any post-enactment losses are required to be utilized before the utilization of losses incurred prior to the effective date of the Act. As a result of this ordering rule, capital loss carryforwards related to the taxable years beginning prior to the effective date of the Act may have an increased likelihood to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

In addition, the Fund has elected to treat net foreign currency losses of approximately $1,000, incurred between November 1, 2010 and August 31, 2011 as being incurred during the year ending August 31, 2012.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. All investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. In addition, under certain limited circumstances, an exchange may be made from Class A or Class C to Class Z shares of the Fund. A special exchange privilege is also available for shareholders who qualified to

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purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

During the fiscal years ended August 31, 2011 and August 31, 2010, the Fund received $41,302 and $26,720, respectively, related to an unaffiliated-third party’s settlement of regulatory proceedings involving allegations of improper trading in Fund shares. These amounts are presented in the Statement of Changes in Net Assets. The Fund was not involved in the proceedings or in the calculation of the amount of settlement.

There are 1 billion shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 250 million authorized shares.

Class A	Shares	Amount
Year ended August 31, 2011:
Shares sold	828,757	$14,346,888
Shares issued in reinvestment of dividends	124,785	2,032,744
Shares reacquired	(7,866,476)	(135,073,007)

Net increase (decrease) in shares outstanding before conversion	(6,912,934)	(118,693,375)
Shares issued upon conversion from Class B	530,968	8,926,798
Shares reacquired upon conversion into Class Z	(202,071)	(3,588,437)

Net increase (decrease) in shares outstanding	(6,584,037)	$(113,355,014)

Year ended August 31, 2010:
Shares sold	1,566,002	$23,107,758
Shares reacquired	(9,055,153)	(133,875,724)

Net increase (decrease) in shares outstanding before conversion	(7,489,151)	(110,767,966)
Shares issued upon conversion from Class B	630,107	9,279,378

Net increase (decrease) in shares outstanding	(6,859,044)	$(101,488,588)

Class B
Year ended August 31, 2011:
Shares sold	195,256	$3,201,583
Shares reacquired	(300,512)	(4,901,740)

Net increase (decrease) in shares outstanding before conversion	(105,256)	(1,700,157)
Shares reacquired upon conversion into Class A	(555,695)	(8,926,798)

Net increase (decrease) in shares outstanding	(660,951)	$(10,626,955)

Year ended August 31, 2010:
Shares sold	254,092	$3,635,870
Shares reacquired	(575,690)	(8,194,299)

Net increase (decrease) in shares outstanding before conversion	(321,598)	(4,558,429)
Shares reacquired upon conversion into Class A	(655,856)	(9,279,378)

Net increase (decrease) in shares outstanding	(977,454)	$(13,837,807)

Prudential Jennison Blend Fund, Inc.	41

Notes to Financial Statements

continued

Class C	Shares	Amount
Year ended August 31, 2011:
Shares sold	135,225	$2,201,755
Shares reacquired	(272,246)	(4,459,659)

Net increase (decrease) in shares outstanding before conversion	(137,021)	(2,257,904)
Shares reacquired upon conversion into Class Z	(1,692)	(25,261)

Net increase (decrease) in shares outstanding	(138,713)	$(2,283,165)

Year ended August 31, 2010:
Shares sold	258,421	$3,683,576
Shares reacquired	(336,723)	(4,780,441)

Net increase (decrease) in shares outstanding	(78,302)	$(1,096,865)

Class Z
Year ended August 31, 2011:
Shares sold	605,459	$10,625,541
Shares issued in reinvestment of dividends	15,401	250,887
Shares reacquired	(618,857)	(10,641,737)

Net increase (decrease) in shares outstanding before conversion	2,003	234,691
Shares issued upon conversion from Class A and Class C	203,453	3,613,698

Net increase (decrease) in shares outstanding	205,456	$3,848,389

Year ended August 31, 2010:
Shares sold	898,538	$13,404,074
Shares reacquired	(1,077,838)	(15,799,214)

Net increase (decrease) in shares outstanding	(179,300)	$(2,395,140)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $750 million for the period December 17, 2010 through December 16, 2011. The Funds pay an annualized commitment fee of 0.10% of the unused portion of the SCA. Prior to December 17, 2010, the Funds had another Syndicated Credit Agreement (the “Expired SCA”) of a $500 million commitment with an annualized commitment fee of .15% of the unused portion. Interest on any borrowings under the SCA is paid at contracted market rates. The commitment fee for the unused amount is accrued daily and paid quarterly.

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The Fund utilized the line of credit during the year ended August 31, 2011. The daily balance for the 1 day that the Fund had loans outstanding during the year was $122,000, borrowed at an interest rate of 1.44%. At August 31, 2011 the Fund did not have an outstanding loan amount.

Note 8. New Accounting Pronouncements

In April 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-03 “Reconsideration of Effective Control for Repurchase Agreements”. The objective of ASU No. 2011-03 is to improve the accounting for repurchase agreements and other agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. Under previous guidance, whether or not to account for a transaction as a sale was based on, in part, if the entity maintained effective control over the transferred financial assets. ASU No. 2011-03 removes the transferor’s ability criterion from the effective control assessment. This guidance is effective prospectively for interim and annual reporting periods beginning on or after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-03 and its impact on the financial statements has not been determined.

In May 2011, the FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS. ASU No. 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU No. 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements has not been determined.

Prudential Jennison Blend Fund, Inc.	43

Prudential Jennison Blend Fund, Inc.

Financial Highlights

Class A Shares
	Year Ended August 31,					Eight-Month Period Ended August 31,		Year Ended December 31,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.95	$13.34		$17.07	$20.27	$19.49		$18.02
Income (loss) from investment operations
Net investment income	.03	.03		.04	.08	.08		.12
Net realized and unrealized gain (loss) on investment and foreign currencies	2.73	.58		(3.25)	(1.25)	1.09		1.98
Total from investment operations	2.76	.61		(3.21)	(1.17)	1.17		2.10
Less Dividends and Distributions
Dividends from net investment income	(.03)	-		(.04)	(.10)	(.06)		(.10)
Distributions from net realized capital gains	-	-		(.48)	(1.93)	(.33)		(.53)
Total dividends and distributions	(.03)	-		(.52)	(2.03)	(.39)		(.63)
Capital contributions	- (c)	-	(c)	-	-	-		-
Net asset value, end of period	$16.68	$13.95		$13.34	$17.07	$20.27		$19.49
Total Return(d):	19.82%	4.57%		(17.42)%	(6.45)%	6.01%		11.70%

Ratios/Supplemental Data:
Net assets, end of period (000,000)	$931	$871		$924	$1,270	$1,514		$1,546
Average net assets (000,000)	$1,017	$976		$842	$1,414	$1,570		$1,519
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees(f)	1.00%	1.01%		1.04%	.93%	.89%	(g)	.90%
Expenses, excluding distribution and service (12b-1) fees	.70%	.71%		.74%	.66%	.64%	(g)	.65%
Net investment income	.18%	.23%		.31%	.42%	.56%	(g)	.63%
For Class A, B, C and Z shares:
Portfolio turnover rate	143%	112%		122%	80%	48%	(h)	78%

(a) Calculated based on average shares outstanding during the period.

(b) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(c) Less than $.005.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying Portfolio in which the Fund invests.

(f) The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25% of the average daily net assets of the Class A shares through April 30, 2008. After April 30, 2008, the distribution and service (12b-1) fees are .30% of the average daily net assets of the Class A shares.

(g) Annualized.

(h) Not annualized.

See Notes to Financial Statements.

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Class B Shares
	Year Ended August 31,						Eight-Month Period Ended August 31,	Year Ended December 31,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)(b)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.34		$12.85		$16.53	$19.73	$19.03	$17.65
Income (loss) from investment operation
Net investment loss	(.08)		(.07)		(.04)	(.05)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currencies	2.62		.56		(3.16)	(1.22)	1.07	1.95
Total from investment operations	2.54		.49		(3.20)	(1.27)	1.04	1.93
Less Dividends and Distributions:
Dividends from net investment income	-		-		-	-	(.01)	(.02)
Distributions from net realized capital gains	-		-		(.48)	(1.93)	(.33)	(.53)
Total dividends and distributions	-		-		(.48)	(1.93)	(.34)	(.55)
Capital Contributions	-	(c)	-	(c)	-	-	-	-
Net asset value, end of period	$15.88		$13.34		$12.85	$16.53	$19.73	$19.03
Total Return(d):	19.04%		3.81%		(18.06)%	(7.12)%	5.46%	10.88%

Ratios/Supplemental Data:
Net assets, end of period (000,000)	$29		$33		$45	$82	$125	$144
Average net assets (000,000)	$35		$42		$46	$103	$138	$173
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.70%		1.71%		1.74%	1.66%	1.64% (f)	1.65%
Expenses, excluding distribution and service (12b-1) fees	.70%		.71%		.74%	.66%	.64% (f)	.65%
Net investment loss	(.52)%		(.46)%		(.37)%	(.30)%	(.19)% (f)	(.11)%

(a) Calculated based on average shares outstanding during the period.

(b) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(c) Less than $.005.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying Portfolio in which the Fund invests.

(f) Annualized.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	45

Prudential Jennison Blend Fund, Inc.

Financial Highlights

continued

Class C Shares
	Year Ended August 31,						Eight-Month Period Ended August 31,	Year Ended December 31,
	2011(a)		2010(a)		2009(a)	2008(a)	2007(a)(b)	2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.35		$12.86		$16.53	$19.73	$19.03	$17.65
Income (loss) from investment operations
Net investment loss	(.09)		(.07)		(.04)	(.06)	(.03)	(.02)
Net realized and unrealized gain (loss) on investment and foreign currencies	2.62		0.56		(3.15)	(1.21)	1.07	1.95
Total from investment operations	2.53		0.49		(3.19)	(1.27)	1.04	1.93
Less Dividends and Distributions
Dividends from net investment income	-		-		-	-	(.01)	(.02)
Distributions from net realized capital gains	-		-		(.48)	(1.93)	(.33)	(.53)
Total dividends and distributions	-		-		(.48)	(1.93)	(.34)	(.55)
Capital contributions	-	(c)	-	(c)	-	-	-	-
Net asset value, end of period	$15.88		$13.35		$12.86	$16.53	$19.73	$19.03
Total Return(d):	18.95%		3.81%		(18.00)%	(7.12)%	5.46%	10.88%

Ratios/Supplemental Data:
Net assets, end of period (000,000)	$24		$22		$22	$32	$36	$37
Average net assets (000,000)	$26		$24		$21	$34	$37	$37
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	1.70%		1.71%		1.74%	1.66%	1.64% (f)	1.65%
Expenses, excluding distribution and service (12b-1) fees	.70%		.71%		.74%	.66%	.64% (f)	.65%
Net investment loss	(.52)%		(.47)%		(.39)%	(.31)%	(.19)% (f)	(.12)%

(a) Calculated based on average shares outstanding during the period.

(b) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(c) Less than $.005.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total return does not consider the effects of sales loads. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying Portfolio in which the Fund invests.

(f) Annualized.

See Notes to Financial Statements.

46	Visit our website at www.prudentialfunds.com

Class Z Shares
	Year Ended August 31,					Eight-Month Period Ended August 31,		Year Ended December 31,
	2011(a)	2010(a)		2009(a)	2008(a)	2007(a)(b)		2006(a)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$13.97	$13.32		$17.07	$20.27	$19.48		$17.99
Income (loss) from investment operations
Net investment income	.08	.08		.07	.13	.11		.16
Net realized and unrealized gain (loss) on investment and foreign currencies	2.74	.57		(3.26)	(1.25)	1.09		2.00
Total from investment operations	2.82	.65		(3.19)	(1.12)	1.20		2.16
Less Dividends and Distributions
Dividends from net investment income	(.08)	-		(.08)	(.15)	(.08)		(.14)
Distributions from net realized capital gains	-	-		(.48)	(1.93)	(.33)		(.53)
Total dividends and distributions	(.08)	-		(.56)	(2.08)	(.41)		(.67)
Capital Contributions	- (c)	-	(c)	-	-	-		-
Net asset value, end of period	$16.71	$13.97		$13.32	$17.07	$20.27		$19.48
Total Return(d):	20.22%	4.88%		(17.20)%	(6.19)%	6.16%		12.00%

Ratios/Supplemental Data:
Net assets, end of period (000,000)	$57	$45		$45	$68	$83		$79
Average net assets (000,000)	$56	$51		$44	$78	$82		$73
Ratios to average net assets(e):
Expenses, including distribution and service (12b-1) fees	.70%	.71%		.74%	.66%	.64%	(f)	.65%
Expenses, excluding distribution and service (12b-1) fees	.70%	.71%		.74%	.66%	.64%	(f)	.65%
Net investment income	.48%	.54%		.62%	.69%	.81%	(f)	.87%

(a) Calculated based on average shares outstanding during the period.

(b) For the eight-month period ended August 31, 2007. The Fund changed its fiscal year end from December 31 to August 31, effective August 31, 2007.

(c) Less than $.005.

(d) Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(e) Does not include expenses of the underlying Portfolio in which the Fund invests.

(f) Annualized.

See Notes to Financial Statements.

Prudential Jennison Blend Fund, Inc.	47

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Jennison Blend Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of the Prudential Jennison Blend Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended August 31, 2011, the eight-month period ended August 31, 2007 and the year ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2011, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of August 31, 2011, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period ended August 31, 2011, the eight-month period ended August 31, 2007 and the year ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 20, 2011

48	Visit our website at www.prudentialfunds.com

Tax Information

(Unaudited)

We are required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you within 60 days of the Fund’s year end (August 31, 2011) as to the federal income tax status of dividends paid by the Fund during such year. We are advising you that during its year ended August 31, 2011, the Fund paid ordinary income dividends of $.034 per share for Class A and $.082 per share for Class Z, which are taxable as such.

For the year ended August 31, 2011 the Fund designates the maximum amount allowable, under Section 854 of the Internal Revenue Code, of the ordinary income distributions paid as: 1) qualified dividend income (QDI); and 2) eligible for the corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Jennison Blend Fund	100%	100%

In January 2012, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2011.

Prudential Jennison Blend Fund, Inc.	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Kevin J. Bannon (59) Board Member Portfolios Overseen: 58

Managing Director (since April 2008) and Chief Investment Officer (since October 2008) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

Director of Urstadt Biddle Properties (since September 2008).
Linda W. Bynoe (59) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co (broker-dealer).

Director of Simon Property Group, Inc. (retail real estate) (since May 2003); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009); formerly Director of Dynegy Inc. (power generation) (September 2002-May 2006).

Michael S. Hyland, CFA (66) Board Member Portfolios Overseen: 58

Independent Consultant (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).

None.
Douglas H. McCorkindale (72) Board Member Portfolios Overseen: 58

Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

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Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Stephen P. Munn (69) Board Member Portfolios Overseen: 58	Lead Director (since 2007) and formerly Chairman (1993-2007) of Carlisle Companies Incorporated (manufacturer of industrial products).	Lead Director (since 2007) of Carlisle Companies Incorporated (manufacturer of industrial products).
Richard A. Redeker (68) Board Member & Independent Chair Portfolios Overseen: 58

Retired Mutual Fund Senior Executive (43 years); Management Consultant; Independent Directors Council (organization of 2,800 Independent Mutual Fund Directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.

None.
Robin B. Smith (72) Board Member Portfolios Overseen: 58

Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); Member of the Board of Directors of ADLPartner (since December 2010); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Formerly Director of BellSouth Corporation (telecommunications) (1992-2006).
Stephen G. Stoneburn (68) Board Member Portfolios Overseen: 58

President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc (1975-1989).

None.

Prudential Jennison Blend Fund, Inc.

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held
Judy A. Rice (63) Board Member & President Portfolios Overseen: 58

President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; President, Chief Executive Officer (since May 2011) and Executive Vice President (since December 2008) of Prudential Investment Management Services LLC; Member of the Board of Directors of Jennison Associates LLC (since November 2010); formerly Vice President (February 1999-April 2006) of Prudential Investment Management Services LLC; President, COO, CEO and Manager of PIFM Holdco, LLC (since April 2006); formerly President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (May 2003-June 2005) and Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; Member of Board of Governors of the Investment Company Institute.

None.
Scott E. Benjamin (38) Board Member & Vice President Portfolios Overseen: 58

Executive Vice President (since June 2009) of Prudential Investments LLC and Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).

None.

(1) The year that each individual joined the Fund’s Board is as follows:

Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Michael S. Hyland, 2008; Douglas H. McCorkindale, 1996; Stephen P. Munn, 2008; Richard A. Redeker, 1993; Robin B. Smith, 1996; Stephen G. Stoneburn, 2003; Judy A. Rice, Board Member since 2000 and President since 2003; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

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Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Kathryn L. Quirk (58) Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of PI and Prudential Mutual Fund Services LLC; Vice President and Corporate Counsel (since June 2005) and Secretary (since February 2006) of AST Investment Services, Inc.; formerly Senior Vice President and Assistant Secretary (November 2004-August 2005) of PI; formerly Assistant Secretary (June 2005-February 2006) of AST Investment Services, Inc.; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (53) Secretary

Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (53) Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Claudia DiGiacomo (37) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).
John P. Schwartz (40) Assistant Secretary	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1997-2005).
Andrew R. French (48) Assistant Secretary

Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS.

Timothy J. Knierim (52) Chief Compliance Officer	Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).
Valerie M. Simpson (53) Deputy Chief Compliance Officer	Chief Compliance Officer (since April 2007) of PI and AST Investment Services, Inc.; formerly Vice President-Financial Reporting (June 1999-March 2006) for Prudential Life and Annuities Finance.
Theresa C. Thompson (49) Deputy Chief Compliance Officer	Vice President, Compliance, PI (since April 2004); and Director, Compliance, PI (2001-2004).

Prudential Jennison Blend Fund, Inc.

Fund Officers(a)(1)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years
Richard W. Kinville (43) Anti-Money Laundering Compliance Officer

Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).

Grace C. Torres (52) Treasurer and Principal Financial and Accounting Officer

Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

M. Sadiq Peshimam (47) Assistant Treasurer	Vice President (since 2005) of Prudential Investments LLC.
Peter Parrella (53) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

(a) Excludes Ms. Rice and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

(1) The year that each individual became an Officer of the Fund is as follows:

Kathryn L. Quirk, 2005; Deborah A. Docs, 2005; Jonathan D. Shain, 2005; Claudia DiGiacomo, 2005; John P. Schwartz, 2006; Andrew R. French, 2006; Timothy J. Knierim, 2007; Valerie M. Simpson 2007; Theresa C. Thompson, 2008; Richard W. Kinville, 2011, Grace C. Torres, 1998; M. Sadiq Peshimam, 2006; Peter Parrella, 2007.

Explanatory Notes to Tables:

¢	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.
¢	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
¢

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

¢

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act) (that is, “public companies”) or other investment companies registered under the 1940 Act.

¢

“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which PI serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of Prudential Jennison Blend Fund, Inc. (the “Fund”) consists of 10 individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on June 6-8, 2011 and approved the renewal of the agreements through July 31, 2012, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups. The mutual funds included in each Peer Universe or Peer Group were objectively determined by Lipper Inc. (“Lipper”), an independent provider of mutual fund data. To the extent that PI deems appropriate, and for reasons addressed in detail with the Board, PI may provide supplemental data compiled by Lipper for the Board’s consideration. The comparisons placed the Fund in various quartiles over the one-, three-, five-, and 10-year periods ending December 31, 2010, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 6-8, 2011.

The Directors determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the interest of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality, and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and Jennison. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and non-independent Directors of the Fund. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board reviewed the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and Jennison, and also reviewed the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PI and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and Jennison. The Board noted that Jennison is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and Jennison under the management and subadvisory agreements.

Performance of the Fund

The Board received and considered information about the Fund’s historical performance, noting that the Fund’s gross performance in relation to its Peer Universe (the Lipper Multi-Cap Core Funds Performance Universe) was in the second quartile over the three-, five-, and 10-year periods, and in the third quartile over the one-year period. The Board also noted that the Fund outperformed its benchmark index over the three-, five-, and 10-year periods, though it underperformed over the one-year period. The Board concluded that, in light of the Fund’s competitive performance over long term periods, it would be in the interest of the Fund and its shareholders to renew the agreements.

Fees and Expenses

The Board considered that the Fund’s actual management fee (which reflects any subsidies, expense caps or waivers) and total expenses both ranked in the Expense Group’s first quartile. The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. The Board did not separately consider the profitability of the subadviser, an affiliate of PI, as its profitability was reflected in the profitability report for PI. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Prudential Jennison Blend Fund, Inc.

Approval of Advisory Agreements (continued)

Economies of Scale

The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, and that at its current level of assets the Fund’s effective fee rate reflected some of those rate reductions. The Board received and discussed information concerning whether PI realizes economies of scale as the Fund’s assets grow beyond current levels. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale.

Other Benefits to PI and Jennison

The Board considered potential ancillary benefits that might be received by PI and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included fees received by affiliates of PI for serving as the Fund’s securities lending agent, transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), as well as benefits to the reputation or other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to the reputation. The Board concluded that the benefits derived by PI and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Visit our website at www.prudentialfunds.com

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Michael S. Hyland • Douglas H. McCorkindale • Stephen P. Munn • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn

OFFICERS
Judy A. Rice, President • Scott E. Benjamin, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Prudential Jennison Blend Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (202) 551-8090. The Fund’s schedule of portfolio holdings as of the end of each calendar month is also available on the Fund’s website no sooner than approximately three business days prior to the end of the following month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL JENNISON BLEND FUND, INC.

SHARE CLASS	A	B	C	Z
NASDAQ	PBQAX	PBQFX	PRECX	PEQZX
CUSIP	74441T108	74441T207	74441T306	74441T405

MF1O1E    0211406-00001-00

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Stephen P. Munn, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended August 31, 2011 and August 31, 2010, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $22,000 and $21,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal years 2011 and 2010. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years 2011 and 2010 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5	–	Audit Committee of Listed Registrants – Not applicable.

Item 6	–	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10	–	Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11	–	Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a) (1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Jennison Blend Fund, Inc.

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	October 19, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date:	October 19, 2011

By:	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date:	October 19, 2011